UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 15, 2011

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(972) 869-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On March 15, 2011, Thomas Group, Inc. (the “Company”) granted Mr. Michael E. McGrath, the Company’s Executive Chairman, President and Chief Executive Officer (“Mr. McGrath”), a Restricted Share Award (the “Award”) entitling Mr. McGrath to receive an aggregate of up to 60,000 restricted shares of the Company’s common stock in four equal installments under the 2008 Omnibus Stock and Incentive Plan for Thomas Group, Inc.  Pursuant to the Award, Mr. McGrath will receive 15,000 shares at the end of each calendar quarter of 2011, provided he continues to be employed by the Company in the roles of Executive Chairman, President and Chief Executive Officer on the last day of such quarter.  Upon delivery, such shares will be free of restrictions, except as may otherwise be required by law.

On March 24, 2011, the Company and Mr. McGrath entered into a third amendment (the “Amendment”) to the employment agreement dated February 19, 2008.  The Amendment was made effective as of March 1, 2011.  Pursuant to the Amendment, Mr. McGrath will continue in his roles of Executive Chairman, President and Chief Executive Officer of the Company at a reduced annual base salary of $250,000, and will receive 50% of the billable value of his personal time charged to the Company’s clients.  The Amendment provides that Mr. McGrath is not required to devote substantially all of his business time and energy to his duties with the Company, and he will not be eligible for an annual bonus.   The Company will continue to reimburse Mr. McGrath for the actual cost of airfare for travel from his residences in Maine or Boston to Dallas for Company business, up to $50,000 during a 12-month period.

The Amendment further provides for the retention payment to Mr. McGrath under the Company’s retention pay program adopted on March 3, 2011, and previously disclosed in the Company’s Current Report on Form 8-K filed March 8, 2011.  Mr. McGrath will be entitled to receive a lump sum payment equal to six months of his annual base salary at the time of termination in the event his employment with the Company is terminated by the Company for any reason other than cause, as cause is defined in the Amendment.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1

Restricted Share Award dated March 15, 2011 granted to Michael E. McGrath (filed as Exhibit 10.15 to the Annual Report on Form 10-K of Thomas Group, Inc. filed March 24, 2011, and incorporated herein by reference).

10.2

Second Amendment to Employment Agreement, dated March 2, 2010, by and between Thomas Group, Inc. and Michael E. McGrath (filed as Exhibit 10.14 to the Annual Report on Form 10-K of Thomas Group, Inc. filed March 24, 2011, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS GROUP, INC.

Date: March 29, 2011	By:	/s/ Frank W. Tilley
Frank W. Tilley
Chief Financial Officer